UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2015

Independence Realty Trust, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders

At Independence Realty Trust, Inc.’s (“IRT”) Annual Meeting of Stockholders held on May 14, 2015, pursuant to the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 6, 2015 (the “Proxy Statement”), the voting results were as follows:

  (a)   Proposal 1. Each of the following nominees was elected to the Board of Directors as follows:

Director	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
Scott F. Schaeffer	16,020,619	91,787	30,936	12,151,483
William C. Dunkelberg	15,725,635	378,872	38,836	12,151,482
Robert F. McCadden	15,599,154	504,954	39,235	12,151,482
DeForest B. Soaries	15,718,428	380,706	44,209	12,151,482
Sharon M. Tsao	15,788,346	316,411	38,586	12,151,482

(b)   Proposal 2. The proposal to approve the selection of KPMG LLP as IRT’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved as follows:

Votes for	27,827,049
Votes against	427,254
Votes abstain	40,521
Broker non-votes	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

May 15, 2015	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer